Exhibit 10.2C

                               SECURITY AGREEMENT

      THIS AGREEMENT, made as of the 16th day of February, 2000 by and between (hereafter referred to as the "Company" or the "Debtor") LCS GOLF, INC. ,a Delaware corporation, having an address at 24 East 12th Street, New York, New York 10003 and QUINTEL COMMUNICATIONS, INC., a Delaware corporation, having an address at One Blue Hill Plaza, Pearl River, New York 10965 (hereafter referred to as the "Secured Party").

                                   BACKGROUND

A. Concurrently herewith, Debtor has borrowed $500,000.00 from Secured Party pursuant to a Loan Agreement between the Company and the Secured Party of even date herewith (the "Loan Agreement"), and which borrowing is evidenced by the Company's convertible promissory note of even date herewith (the "Note"). The Company and the Secured Party are also parties to a license agreement of even date herewith (the "License Agreement") pursuant to which the Company has given the Secured Party the option to license the Company's Database (as defined below).

B. In order to secure the obligations of the Company under the Note, the Loan Agreement, and the License Agreement, the Company desires, by the execution and delivery of this Agreement, to grant to the Secured Party on the terms and conditions contained herein, a valid and enforceable lien on and security interest in the collateral described herein as security for the due performance and the payment of the amounts due under the Note and the obligations described in this Agreement.

1 GRANT OF SECURITY INTEREST.

1.1 Grant of Security interest. Debtor hereby grants to Secured Party a continuing security interest in order to secure the obligations of Debtor to pay the Obligations, as such term is defined in Section 1.2 below.

      1.1.1 "Database" means all of the information (including but not limited to, names, telephone numbers, street or post office addresses, e-mail addresses, purchase and order records, customer inquiry records and records of responses to Company questionnaires) contained in the Company's Records regarding all Persons who are customers of or who have otherwise contacted the Company by any means, including by means of the Company's internet web-sites.

      1.1.2 "Records" means all files, data and all other information expressed in print or through other means of expression or stored in any form of media, and includes, but is not limited to, printed documents; information stored by means of computer hardware or software; information stored on computer storage disks, tapes, the internet or any other forms of data storage now or hereafter in existence.

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1.2 Obligations Secured; Future Advances. The Database and all contracts, contract rights and general intangibles of the Company relating to or necessary in order to use the Database, together with any and all replacements and any proceeds, whether cash or non-cash, of all of the foregoing shall be referred to as the "Collateral".

The Collateral constitutes and will constitute security for the payment as and when due of all indebtedness and the performance of all obligations under the Note, the Loan Agreement, the License Agreement and this Agreement, and for the payment of costs, fees, charges, and expenses which may be due or owing in connection therewith, all of which shall be and remain additional liens on the Collateral until each and all of the same have been filly paid, satisfied, and discharged. Hereafter all of the payment and performance obligations described in this paragraph shall be referred to collectively as the "Obligations".

2 COVENANTS.

2.1 Debtor's Covenants. Debtor covenants that it will perform the obligations contained in each of the following paragraphs in accordance with the terms and conditions thereof.

      2.1.1 Further Assurances. Debtor shall execute and deliver to Secured Party from time to time, at Secured Party's request, such documents and instruments, including financing statements and continuation statements, and take such action, as Secured Party may deem necessary or proper to perfect or otherwise protect the security interests created hereby.

      2.1.2 Defense of Security Interest. Debtor shall appear in and defend, without cost to Secured Party, any action or proceeding purporting to affect the security interest hereunder or the rights or powers of Secured Party and, when requested by Secured Party, shall commence and maintain any action or proceeding necessary to protect such security interest and such rights or powers, and to pay all the costs and expenses, including without limitation attorneys, fees, which Secured Party may incur in the event that Secured Party elects to appear in, defend or commence and maintain any such action or proceeding.

      2.1.3 Payment of Secured Party's Expenses. The Debtor shall pay, immediately and without demand, all suns expended by Secured Party in the enforcement and protection of Secured Party's rights pursuant to this instrument, including without limitation attorney's fees and disbursements, with interest from date of expenditure at the rate equal to nine percent per annum. All such sums expended shall be a lien on the Collateral and shall be deemed to be secured hereby.

      2.1.4 Execution of Financing Statements. Debtor authorizes the Secured Party to sign and file financing statements and continuation statements evidencing the security interest granted under this Agreement without the Debtor's signature as permitted by applicable law.


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      2.1.5 Delivery of Database. Concurrently herewith Debtor has delivered to the Secured Party a copy of the Database via e-mail at the e-mail address specified by Secured Party attached to the e-mail as a compressed file containing all of the information in the Database (the "Attached File") in a compression format compatible with Secured Party's computer equipment, and until the Obligations are paid in full, such Attached File shall be updated monthly within seven (7) days after the end of each month by e-mail to the e-mail address specified by Secured Party for such purpose from time to time.

2.2 Principal Place of Business. Debtor represents and warrants to Secured Party that the Debtor's principal executive offices are located at 24 East 12th Street, New York, New York 10003 and also maintains offices at 809 North Dixie Highway, West Palm Beach, Florida 33401 Debtor will promptly advise Secured Party of any change in the location of its offices.

2.3 Secured Party's Covenants. Secured Party will deliver termination statements to the Debtor for filing by Debtor, terminating the Secured Party's interest in the Acquired Assets upon payment and performance in full of all of the Obligations.

3 RIGHTS OF SECURED PARTY.

      In addition to those rights set forth elsewhere in this Agreement, Secured Party has the rights contained in each of the following paragraphs.

3.1 Secured Party's Right to Act For Debtor. If there occurs an event of default or an event which, with the giving of notice or passage of time, or both, would constitute an event of default hereunder, then Secured Party has the right, but not the obligation, without notice and without in any way releasing the Debtor from any of the Obligations including, without limitation, any obligation under the Note, to do any or all of the following:

      (i) make the payment or do the act in such manner and to such extent as Secured Party may deem necessary to protect the Collateral,

      (ii) appear in and defend any action or proceeding purporting to affect the Collateral or the rights or powers of Secured Party;

      (iii) pay, purchase, contest or compromise any encumbrance, charge, or lien which in the judgment of Secured Party appears to affect the Collateral;

      (iv) incur any liability and expend such amounts as Secured Party, in its absolute discretion, may deem necessary to accomplish any of the matters described in (i) through (iii) above, including without limitation paying necessary expenses, employing counsel, paying counsel's fees, and so forth.


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4 DEFAULT.

4.1 Events of Default. The happening of any of the following shall constitute an event of delimit under this Agreement:

      (i) the occurrence of a Default (as such term is defined in the Note) under the Note;

      (ii)  Debtor defaults in any of its obligations under the Loan Agreement;

      (iii) Debtor defaults in any of its obligations under the License
            Agreement;

      (iv)  Debtor defaults in any of its obligations under this Agreement.

4.2 Remedies Upon Default. If an event of default as described in paragraph 4.1 occurs, Secured Party, after thirty (30) days written notice to Debtor and failure to cure the default within such thirty (30) day period, may at its option and in addition to all the rights and remedies of a secured party under the Uniform Commercial Code, which rights and remedies are cumulative and not exclusive or enforceable alternatively, successively or concurrently, take any or all of the actions described in the following subparagraphs, at the same time or at different times:

      (i) sell, assign and deliver, grant options for, or otherwise dispose of any part or all of the Collateral, at a public or private sale in the manner provided in paragraph 4.3;

      (ii) commence a legal action, or initiate such other proceeding as Secured Party may decide, on the basis of the default.

4.3 Conduct of Sale of Collateral. In the event that Secured Party elects, under the provisions of paragraph 4.2, to sell any part or all of the Collateral, on one or more occasions, the following shall apply with regard to such sale in addition to those rights and remedies applicable under the Uniform Commercial Code.

      4.3.1 The sale of any part or all of the Collateral shall have been made in a commercially reasonable manner as long as it is made in conformity with reasonable commercial practices for the disposition of similar property. The sale may be conducted at such place and time, to such person, for such price, and upon such terms as Secured Party deems best, all without demand for performance or notice or advertisement other than as may be required under the laws regulating the sale of securities.

      4.3.2 If applicable law requires reasonable notice of sale or other disposition, Debtor hereby agrees that the sending often (10) days notice to Debtor, in the manner as


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            provided in paragraph 4.2, of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made shall be deemed reasonable notice thereof

      4.3.3 Secured Party may bid for and purchase at any sale all or any part of the Collateral or both offered for sale or any part thereof and thereby become the owner thereof Secured Party may make payment for any of the Collateral so purchased by any means.

4.4 Application of Proceeds of Sale, Deficiencies. Secured Party may apply the cash proceeds from any sale or other disposition of the Collateral firstly to the reasonable expenses of retaking, holding, preparing for sale, and selling the Collateral, including without limitation broker's fees; secondly to reasonable attorney's fees and all legal expenses, travel and other expenses which may be incurred by Secured Party in attempting to collect the Obligations or enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement; and thirdly to all unpaid Obligations. Any surplus shall be paid to the Debtor subject to any duty of Secured Party imposed by law to the holder of any subordinate security interest in the Collateral known to Secured Party. The Company shall remain liable for, and will pay Secured Party on demand, any deficiency remaining and the balance of any expenses unpaid. The Debtor shall have no personal liability for any such deficiency.

5 GENERAL PROVISIONS

5.1 Power of Attorney. To effectuate the terms and provisions hereof, Debtor hereby designates and appoints Secured Party and its officers, designees or agents as attorneys-in-fact of Debtor irrevocably and with power of substitution, with authority to each and every of the following acts in the event of a default hereunder:

      (i) to sell, assign and deliver, or otherwise dispose of any part or all of the Collateral, at public or private sale at the option of Secured Party; and

      (ii) to do all other acts and things necessary and advisable in the sole discretion of Secured Party to carry out and enforce this Agreement, including the execution and filing of financing statements and continuation statements evidencing the security interest granted hereby. All acts of said attorney or designee are hereby ratified and approved. Said attorney or designee shall not be liable for any acts of commission or omission or for any error of judgment or mistake of act or law.

This power of attorney, being coupled with an interest, is irrevocable while any of the Obligations are due or not satisfied or fully performed.

5.2 Notices. All notices which are to be given by one party to the other party hereunder shall be in a writing which shall be sent by certified or registered mail, postage prepaid, return receipt


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requested, or by Federal Express or Express Mail, where available, or by a means of telex or telefax followed by a confirmation letter sent by certified or registered mail, postage prepaid, return receipt requested, addressed to each party at the address first written above or such other address as shall be notified in accordance with this paragraph.

5.3 Modifications. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party thereto to be bound.

5.4 Waivers. Any term or condition of this Agreement may be waived by either party only if that party signs a writing to such effect. No waiver of any of the provisions of this Agreement shall be deemed a waiver of any other provision, irrespective of similarity, or shall constitute a continuing waiver unless otherwise expressly provided. No failure or delay on the part of Secured Party in exercising any right, power or privilege under the Note shall operate as a waiver thereof or hereof, nor shall a single or partial exercise preclude any other or further exercise of any other right, power or privilege.

5.5 Survival of Contents. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery to Secured Party of this Agreement and shall continue in full force and effect so long as all or any portion of the indebtedness under the Note is outstanding and unpaid or any other Obligation remains to be performed under the Note or this Agreement.

5.6 Headings. The headings of the articles and paragraphs contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

5.7 Applicable Law. The interpretation and construction of this Agreement and the Other Documents, and all matters relating hereto, shall be governed by the law of the State of New York, without reference to its conflict of laws provisions. Unless applicable law requires a different method, any notice that must be given to Debtor under this Agreement will be given by delivering it or mailing it by first class mail to Debtor at its address set forth at the beginning of this Agreement or at such other address as Debtor may give notice of to the holder of this Agreement. Any action brought to enforce this Agreement may be brought in the State of New York, and each Party hereby consents to the personal jurisdiction of the federal and state courts located in the State of New York, and agrees that unless applicable law requires a different method, service of process in any such action may be made by first class mail upon a Party at its address set forth in the beginning of this Agreement or at such other address as a Party shall advise the other Party by written notice in accordance with this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.


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                                  QUINTEL COMMUNICATIONS, INC.

                                  By: /s/ Jeffrey Schwartz
                                      --------------------------------------
                                      Name: Jeffrey Schwartz
                                      Title:  Chairman, CEO


                                  LCS GOLF, INC.

                                  By: /s/ Michael Mitchell
                                      --------------------------------------
                                      Name: Michael Mitchell
                                      Title:  Pres.


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